Exhibit 10.30(a)



                               SECURITY AGREEMENT
                                ----------------


         THIS SECURITY AGREEMENT (this "Agreement") is entered into as of June 25, 2002, 2002, by FIRST LOOK/SEVEN HILLS LLC, a Delaware limited liability company ("Debtor"), with its principal office located at 1041 North Formosa Avenue, Suite 201, West Hollywood, California 90046, in favor of SEVEN HILLS PICTURES, LLC, a Connecticut limited liability company, with an office at 1041 North Formosa Avenue, West Hollywood, California 90046 ("Secured Party"), with reference to the following facts:

                                    RECITALS:

         A. In connection with the transactions contemplated by the Securities Purchase Agreement, dated as of May 20, 2002, between First Look Media, Inc., a Delaware corporation ("First Look"), and the Secured Party (the "Purchase Agreement"): (i) Secured Party proposes to extend to First Look and Debtor certain credit accommodations pursuant to a Secured Convertible Promissory Note due June 25, 2008, of even date herewith, of First Look and Debtor in the principal amount of $2,000,000 (the "Promissory Note") and (ii) Secured Party, Debtor and First Look Media, Inc. ("First Look") have entered into the Film Marketing and Distribution Agreement dated as of June 25, 2002 (the "Distribution Agreement").

         B. First Look and Secured Party are the sole members of Debtor.

         C. First Look will contribute to the capital of Debtor the proceeds of the Promissory Note in exchange for its membership interest in Debtor.

         D. As security for, among other obligations, First Look's and Debtor's joint and several obligations under the Promissory Note and the Distribution Agreement, Debtor has agreed to grant to Secured Party a security interest in various tangible and intangible personal property more particularly described herein.

                                   AGREEMENT:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor agrees with Secured Party as follows:

SECTION 1.        SECURITY INTEREST

1.1 Security Interest. As security for the Obligations (as defined in Section 1.2), Debtor hereby grants to Secured Party a security interest (the "Security Interest") in the tangible and intangible personal property described on Schedule A attached hereto and incorporated herein by reference (the "Collateral"). In addition Debtor agrees to execute a Mortgage of Copyright and Security Agreement in favor of Secured Party in the form of Exhibit A-1 upon designation by Secured Party each Seven Hills Designated Picture (as defined in the Distribution Agreement) pursuant to the Distribution Agreement. The collateral described in each of said Mortgages of Copyright and Security Agreements shall then form an additional part of the Collateral hereunder.


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1.2 Obligations Secured. This Agreement is given for the purpose of securing, in such order of priority as Secured Party may elect, the following obligations
(the "Obligations") to Secured Party:

         (a) Payment of the indebtedness evidenced by the Promissory Note, and any renewals, amendments, restatements or replacements thereof, according to the terms thereof;

         (b) Performance and observation of all agreements, warranties, covenants and conditions contained in the Promissory Note;

         (c) Performance and observation of all agreements, warranties, covenants and conditions contained in the Distribution Agreement; and

         (d) Performance and observation of all agreements, warranties, covenants and conditions contained in this Agreement.

SECTION 2.        REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1 Representations, Warranties and Covenants of Debtor. Debtor hereby represents, warrants, covenants and agrees with Secured Party that:

         (a) Debtor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with Debtor's location at the address of Debtor set forth in the first paragraph above, and is duly qualified and in good standing and authorized to do business in all jurisdictions wherein the location and nature of the properties used or business, as the same is presently or proposed to be conducted, make such qualification necessary, except for those jurisdictions where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on Debtor. Debtor has no trade name or style.

         (b) Debtor has all requisite power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by Debtor and constitutes a legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights of creditors and by general principles of equity.

         (c) No authorization or approval or other action by or notice to or filing with any governmental authority or any regulatory body and no consent of any other person is required for the due execution, delivery and performance by Debtor of this Agreement other than filings, notifications and consents which, if not given or made, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations or assets of Debtor or which would be reasonably expected to diminish the value of the Collateral.

                                       2

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         (d) The execution and delivery of this Agreement, and the performance of its terms, will not result in any violation of or constitute a default under the terms of any agreement or other instrument, license, judgment, order, statute, ordinance or other governmental rule or regulation, applicable to Debtor or the Collateral that would have a material adverse effect on the business, operations or assets of Debtor or which would be reasonably expected to diminish the value of the Collateral. Upon its execution and delivery, this Agreement shall create an enforceable and valid lien and security interest in the Collateral.

         (e) Debtor has or will have good legal and beneficial title to the Collateral, free and clear of all mortgages, security interests, liens and encumbrances.

         (f) Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein, other than in the ordinary course of its business, without obtaining the prior written consent of Secured Party, which shall not be unreasonably withheld. Debtor shall not execute any mortgage of copyright, financing statement or security agreement covering the type, kind or class of personal property covered hereby.

         (g) Debtor shall keep and maintain the Collateral in good order and condition, reasonable wear and tear excepted.

         (h) Debtor shall pay when due all taxes, assessments and other charges that may be levied or assessed against the Collateral; provided, however, that the Debtor shall not be required to pay any such tax, assessment, charge or levy that is being contested in good faith by proper proceeding and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles.

         (i) Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles, and Secured Party shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof.

         (j) Debtor, at its sole cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder and the Collateral against all claims and demands of other parties. Debtor shall pay all claims and charges that in the reasonable judgment of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         (k) The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral. Debtor shall authorize, execute and deliver to Secured Party and Secured Party shall file all security agreements, financing statements, continuation statements and other documents deemed necessary by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

                                       3

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         (l) All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion.

SECTION 3.        EVENT OF DEFAULT; REMEDIES

3.1 Event of Default. The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

         (a) A default or violation shall occur in the performance of any of the obligations of Debtor under Section 2;

         (b) A default or violation in the performance of Debtor's obligations under this Agreement (other than a default or violation referred to elsewhere in this Section 3) which continues unremedied (i) for a period of ten Business Days (as defined below) after notice of such default or violation to Debtor in the case of any default or violation which can be cured by the payment of money alone or (ii) for a period of 20 Business Days after notice to Debtor in the case of any other default or violation;

         (c) Any levy, execution upon or judicial seizure of any portion of the Collateral or the institution of any legal action or proceeding affecting Debtor's or Secured Party's interest in the Collateral;

         (d) The occurrence of an "Event of Default" as defined in the Promissory Note or as defined in the Distribution Agreement;

         (e) The occurrence of an "Event of Default" as defined in the Pledge and Security Agreement, of even date herewith, from First Look in favor of Secured Party.

As used herein, the term "Business Day" means any day other than a Saturday, Sunday or a day on which banks in California are required to close.

3.2 Remedies. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Secured Party shall be entitled to do one or more of the following:

         (a) Declare all or any part of the Obligations immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

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         (b) Without notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor. Debtor, upon demand by Secured Party, or any Secured Party, shall assemble the Collateral and deliver it to Secured Party, or to a place designated by Secured Party, that is reasonably convenient to both parties;

         (c) Pursue any legal remedy available to collect the Obligations, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it;

         (d) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Section 3.3, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale;

         (e) The proceeds of any sale of all or any part of the Collateral shall be applied as follows:

                  (i) First, to the payment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (A) the administration of this Agreement, (B) the custody, preservation, use of operation of, or the sale of, collection from, or other realization upon, the Collateral, (C) the exercise or enforcement of any of the rights of Secured Party hereunder or (D) the failure of Debtor to perform or observe any of the provisions hereof;

                  (ii) Second, to the payment of the unpaid portion of the Obligations; and

                  (iii) Third, the surplus proceeds, if any, to Debtor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct; and

         (f) Secured Party and its affiliates, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

3.3 Notice of Sale and Foreclosure Sale. Secured Party shall give to Debtor notice of any sale or other disposition of all or any part of the Collateral as required by law. Debtor agrees that notice and demand shall be deemed to be commercially reasonable and effective if such notice is given to Debtor at least ten Business Days prior to such sale or other disposition in the manner provided herein for the giving of notices. At any sale hereunder by Secured Party or pursuant to a judicial decree, the Collateral may be sold as a unit or in parcels, at Secured Party's sole discretion, and Secured Party may be the purchaser at any such sale and hold said properties and rights thereafter free from claim of Debtor. At any such sale it shall not be necessary, and Debtor hereby waives any right to require, that the Collateral be present at the sale or in view of the prospective purchasers or that the person conducting the sale have actual physical possession thereof, and Debtor agrees that all of Debtor's interest in the Collateral wheresoever located, shall pass upon such sale with like effect as if the same were present and in the possession of the person

                                       5

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conducting such sale and were physically delivered to the purchaser at such sale. Debtor further agrees that the possession of Debtor of the Collateral or any of the same shall be deemed the possession of the person conducting such sale. The recitals in any judicial decree or Certificate of Sale made thereunder, shall be conclusive proof of the truthfulness of any matters or facts stated therein, whether set forth in specific or general terms or as conclusions of law or fact. There shall be deducted from the proceeds of any such sale all costs and expenses incurred therein, including reasonable attorneys' fees and commissions, and the net proceeds thereof shall be paid to Secured Party for application on the Obligations, the surplus, if any, to be paid to the person or persons legally entitled thereto.

3.4 Costs and Expenses. Debtor shall pay all costs and expenses, including without limitation, costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees and expert witness fees, incurred by Secured Party in enforcing payment and performance of the Obligations or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and all other lien and security documents securing the Obligations. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

3.5 Uniform Commercial Code. In addition to the remedies provided herein, in an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of their rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the obligations after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, its right to require prompt payment or performance when due of the remainder of the Obligations, or its right to consider the failure to so pay or perform an Event of Default.

SECTION 4.        MISCELLANEOUS PROVISIONS

4.1 Other Security. The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire (including, without limitation, as additional collateral pursuant to each Mortgage of Copyright and Security Agreement referred to in Section 1.1 hereof), for the payment or performance of the Obligations and the taking by Secured Party at any time of any such additional security shall not be construed as a waiver of or in any way to affect or impair the Security Interest. Secured Party may resort, for the payment or performance of the Obligations, to any collateral in such order and manner as it may determine.

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4.2 Extensions of Time. Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligations, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time may extend the time for payment of all or any part of the Obligations owed to it.

4.3 Rights of Secured Party. Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for the payment or performance of the Obligations, and without affecting the Security Interest or the priority thereof, Secured Party from time to time may: (i) accept a renewal note for the Promissory Note, reduce the payments thereon, release any person liable for all or any part thereof or otherwise change the terms thereof or of all or any part of any of the Obligations; (ii) take and hold other security for the payment or performance of the Obligations and enforce, exchange, substitute, subordinate, waive or release any such security;
(iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

4.4 Waiver. Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the obligations, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligations; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

4.5 Possession. Until an Event of Default, Debtor may retain possession of the Collateral and may use it in any lawful manner consistent with this Agreement.

4.6 Construction; Severability. The terms herein shall have the meanings in and be construed under the Uniform Commercial Code of the State of California. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

4.7 Modification, Waiver, etc. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement subscribed by Debtor and Secured Party.

4.8 Term. This Agreement shall remain in full force and effect until all of the Obligations shall have been paid and performed in full.

4.9 Setoff. No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligations.

4.10     Time.  Time is of the essence hereof.

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4.11 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder, but also its successors and assigns, including without limitation, any future owner and holder, including pledgee, of the Promissory Note. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

4.12 Notice. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effective upon personal delivery to the party to be notified or, if sent by telex or telecopier, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party in the introduction to this Agreement, or at such other address as such party may designate by ten days' advance written notice to the other party.

4.13 Financing Statement. Debtor hereby authorizes Secured Party to prepare and file, or refile, any and all financing statements, or renewals or replacements thereof, necessary or appropriate, in Secured Party's discretion, to perfect or reflect of record the Security Interest. Debtor agrees that a photographic or other reproduced copy of this Agreement or any financing statement relating hereto shall be sufficient for filing and recording as a financing statement.

4.14 Governing Law. This Agreement and the rights, duties and obligations of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of California and, to the extent they preempt the laws of such state, the laws of the United States.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, Debtor has caused this Agreement to be signed in its name by its duly authorized officer.

                                  FIRST LOOK/SEVEN HILLS LLC

                                  By:   First Look Media, Inc.,
                                        Its Member


                                        By: /s/ Christopher Cooney
                                           ---------------------------------
                                            Name:    Christopher Cooney
                                            Title:   Chief Executive Officer



                                  By:   Seven Hills Pictures, LLC,
                                        Its Member


                                        By: /s/ Reverge Anselmo
                                           ---------------------------------
                                            Name:    Reverge Anselmo
                                            Title:   Manager

                                       9

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                                   SCHEDULE A

                            DESCRIPTION OF COLLATERAL


         All of Debtor's right, title and interest, whether now owned or hereafter acquired, in and to the following described property, whether installed, affixed, attached, kept or situated on, to or at Debtor's chief executive office located at 1401 North Formosa Ave., Suite ___,
West Hollywood, California, or used, acquired or produced in connection with the operation of Debtor's business, wherever located (collectively, the "Collateral"):

         All equipment, including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing machinery and equipment, shop equipment, office and record keeping equipment, computer equipment, software, and parts, tools and supplies.

         All inventory, including, but not limited to, raw materials, work in process, finished goods, spare parts, components, supplies and materials, acquired, held, used or consumed in Debtor's business, or furnished or to be furnished under contracts of service, or held for sale or lease.

         All rights to the payment of money, including, but not limited to, payment for goods sold or leased or for services rendered, whether or not Debtor has earned such payment by performance, rights to payment arising out of all present and future debt instruments, chattel paper, loans and obligations receivable, and rights under a writing or writings which evidence both a monetary obligation and a security interest in, or a lease of, specific goods. These rights include all rights and interests (including all liens and security interests) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

         All general intangibles, including, but not limited to, applications for patents, patents, copyrights, interests in copyright as to Seven Hills Designated Pictures (as that term is defined in the Distribution Agreement) (and all elements and properties appurtenant or part thereof) all pre-print, film prints, tapes and other physical properties of said Seven Hills Designated Pictures, all service marks, trademarks, trade secrets, tradenames, customer and supplier lists, manuals, operating instructions, permits and franchises, licenses, warranties, the right to use Debtor's name and the goodwill of Debtor's business.

         All of Debtor's books, files and records and other instruments and documents of title pertaining to any of the Collateral described herein.

         All additions, substitutions, accessories, repairs, and replacements of all of the foregoing.

All cash and non-cash proceeds from all of the foregoing, including, but not limited to, goods, instruments, documents, general intangibles, chattel paper, contract rights and accounts, wherever located, which constitute proceeds.


                                      A - 1
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                                   EXHIBIT A-1

                  MORTGAGE OF COPYRIGHT AND SECURITY AGREEMENT

         For good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned First Look/Seven Hills LLC ("Debtor") hereby assigns and grants a security interest to Seven Hills Pictures LLC ("Secured Party") pursuant to that certain Security Agreement between Debtor and Secured Party entered into as of June 25, 2002. Debtor herby assigns, as security to the Secured Party, all of Debtor's right, title and interest now owned or hereafter acquired in and to the following property as to the motion picture entitled "[to be filled in]" (the "Picture").

1. All rights of every kind and nature of Debtor (including, without limitation, copyrights) in and to the literary and musical material upon which, in whole or in part the Picture is or may be based, or which may be or has been used or included in the Picture, including, without limitation, that certain original screenplay entitled "[to be filled in]" ("Screenplay"), all other scripts, scenarios, screenplays, bibles, stories, treatments, novels, outlines, books, titles, concepts manuscripts or other properties or material of any kind or nature, in whatever state of completion and all drafts, versions and variations thereof (herein collectively, the "Literary Property");

2. All physical properties of every kind or nature of or relating to the Picture (and access letters relating thereto) including, without limitation, exposed film, developed film, positives, negatives, prints, answer prints special effects, pre-print materials (including interpositives, negatives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices and all other forms of pre-print elements which may be necessary or useful to produce prints or other copies or additional pre-print elements, whether now known or hereafter devised), soundtracks, recordings, audio and video tapes and discs of all types and gauges, cutouts, trims and any and all other physical properties of every kind and nature relating to the Picture in whatever state of completion, and all duplicates, drafts, versions, variations and copies of each thereof (herein collectively, the "Physical Property");

3. All rights of every kind and nature of Debtor in and to any and all music and musical compositions created for, used in or to be used in connection with the Picture, to the extent owned by Debtor, including, without limitation, all copyrights therein, and all rights to perform, copy, record, re-record, produce, publish, reproduce or synchronize any or all of said music and musical compositions as well as all other rights to exploit such music including record, soundtrack recording and music publishing rights;

4. All collateral, allied, ancillary, subsidiary, publishing and merchandising rights of every kind and nature, without limitation, derived from, appurtenant to or related to the Picture, the Screenplay or the Literary Property.

5. All insurance and insurance policies heretofore or hereafter obtained in connection with the Picture or the insurable properties thereof and/or any person or persons engaged in the development production, completion, delivery or exploitation of the Picture, and the proceeds thereof;

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6. All copyrights and renewals and extensions of copyrights heretofore or hereafter obtained in the Picture, the Screenplay or the Literary Property or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claim under copyright, and the right (but not the obligation) to renew and extend such copyrights;

7. All rights to produce, release, sell, distribute, lease, market, license, exhibit, broadcast, reproduce, publicize or otherwise exploit the Picture, the Literary Property and any and all rights therein in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, including without limitation, in treaties.

8. All rent, revenues, income, compensation, products, increases, proceeds and profits or other property obtained or to be obtained from the production, sale, distribution, marketing, licensing, exhibition, reproduction, publication, ownership, exploitation or other uses or disposition of the Picture and the Literary Property (or any rights therein or part thereof), in any and all media, without limitation, in theaters; and amounts recovered as damages by reason of unfair competition, the infringement of copyright, breach of any contract or infringement of any rights or derived therefrom in any manner whatever;

9. Any and all accounts receivable, general intangibles, contract rights (including, without limitation, theatrical exhibitor agreements), chattel paper, documents, instruments and goods including inventory (as those terms are defined in the California Commercial code) not elsewhere included in this definition, which may arise in connection with the sale, distribution or exploitation of the Picture or any element thereof;

10. Any and all documents, access letters, receipts or books and records, including, without limitation, documents or receipts of any kind or nature issued by any pledgeholder, warehouseman, film or sound laboratory or bailee with respect to the Picture or any element or Physical Property thereof; and

11. All proceeds, productions, additions and accessions (including without limitation, insurance proceeds) of the Picture, as defined and referred to in Sections 1 through 10 above and all cash and cash equivalents of Debtor derived from or relating to the Picture and all drafts, checks, certificates of deposit, notes, bills of exchange and other writings relating to the Picture which evidence a right to the payment of money and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired.

                                   A - 1 - 2

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         IN WITNESS WHEREOF, the undersigned have executed this Mortgage of
Copyright and Security Agreement as of the [to be filled in].

                                      First Look/Seven Hills LLC ("Debtor")

                                      First Look Media, Inc. Member


                                      By:
                                          ----------------------------------
                                      Its:
                                          ----------------------------------

                                      and by

                                      Seven Hills Pictures, LLC, Member


                                      By:
                                          ----------------------------------
                                      Its:
                                          ----------------------------------



                                   A - 1 - 3

ALL-PURPOSE ACKNOWLEDGMENT
================================================================================
State of  California   )                              CAPACITY CLAIMED BY SIGNER
                       )
County of  Los Angeles )                              |_|   INDIVIDUAL(S)
On  ___________  before me,  ______________           |X|   CORPORATE OFFICER(S)
        DATE                 NAME, TITLE
                             OF OFFICER - E.G.,
                         "JANE DOE, NOTARY PUBLIC"
personally appeared  ______________                   |_|   PARTNER(S)
                    NAME(S) OF SIGNER(S)              |_|   ATTORNEY-IN-FACT
                                                      |_|   TRUSTEE(S)
                                                      |_|   SUBSCRIBING WITNESS
                                                      |_|   GUARDIAN/CONSERVATOR
                                                      |_|   OTHER:

                                                      SIGNER IS REPRESENTING
                                                      NAME OF PERSON(S) OR
                                                      ENTITIE(S)

                                                      First Look Media, Inc.
                                                      ----------------------
 |_| personally known to me - OR -

 |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument an acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

 Witness my hand and official seal.

----------------------------------
SIGNATURE OF NOTARY
--------------------------------------------------------------------------------
ATTENTION NOTARY: Although the information below is OPTIONAL, it could prevent fraudulent attachment of this certificate to unauthorizeddocument.

THIS CERTIFICATE  Title or Type of Document  MORTGAGE OF COPYRIGHT
MUST BE ATTACHED                             AND SECURITY AGREEMENT
                                             ----------------------------
TO THE DOCUMENT   Number of Pages  3         Date of Document
                                  ------                       -----------
DESCRIBED AT RIGHT.        Signer(s) Other Than Named Above
                                                            ----------------
================================================================================

                                   A - 1 - 4

ALL-PURPOSE ACKNOWLEDGMENT
================================================================================
State of  California   )                              CAPACITY CLAIMED BY SIGNER
                       )
County of  Los Angeles )                              |_|   INDIVIDUAL(S)
On  ___________  before me,  ______________           |X|   CORPORATE OFFICER(S)
        DATE                 NAME, TITLE
                             OF OFFICER - E.G.,
                         "JANE DOE, NOTARY PUBLIC"
personally appeared  ______________                   |_|   PARTNER(S)
                    NAME(S) OF SIGNER(S)              |_|   ATTORNEY-IN-FACT
                                                      |_|   TRUSTEE(S)
                                                      |_|   SUBSCRIBING WITNESS
                                                      |_|   GUARDIAN/CONSERVATOR
                                                      |_|   OTHER:

                                                      SIGNER IS REPRESENTING
                                                      NAME OF PERSON(S) OR
                                                      ENTITIE(S)

                                                      Seven Hills Pictures, LLC.
                                                      --------------------------
 |_| personally known to me - OR -

 |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument an acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

 Witness my hand and official seal.

----------------------------------
SIGNATURE OF NOTARY
--------------------------------------------------------------------------------
ATTENTION NOTARY: Although the information below is OPTIONAL, it could prevent fraudulent attachment of this certificate to unauthorizeddocument.

THIS CERTIFICATE  Title or Type of Document  MORTGAGE OF COPYRIGHT
MUST BE ATTACHED                             AND SECURITY AGREEMENT
                                             ----------------------------
TO THE DOCUMENT   Number of Pages  3         Date of Document
                                  ------                       -----------
DESCRIBED AT RIGHT.        Signer(s) Other Than Named Above
                                                            ----------------
================================================================================


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